UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 28, 2016

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Commercial Vehicle Group, Inc. (the “Company”) announced that on November 29, 2016 at 8:50 AM Eastern Time, Patrick Miller, President and CEO; and Tim Trenary, Chief Financial Officer (the “Executive Team”) will present at the Bank of America Merrill Lynch 2016 Leveraged Finance Conference at the Boca Raton Resort & Club, in Boca Raton, Florida (the “BAML Conference”). Additionally, the Executive Team will deliver presentations to certain potential investors as part of one or more non-deal roadshows on November 29, 2016. A copy of the presentation for use during the BAML Conference and the non-deal roadshows is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety to this Item 7.01. The Executive Team expects to discuss at the BAML Conference and the non-deal roadshows, among other topics, the Truck & Bus and Construction & Agriculture markets and the Company’s financial affairs and ability to drive value for shareholders.
To listen to a live Webcast of the Company's presentation, go to Commercial Vehicle Group's Website, www.cvgrp.com, click on "Investors" and then the Webcast icon. The presentation materials will also be posted on the Company Website and be archived there for a period of one year. As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.
Exhibit 99.1 to this Current Report on Form 8-K, and the associated disclosure set forth under Item 7.01 above, are, to the extent required, hereby incorporated into this Item 8.01 by reference.

Cautionary Note Regarding Forward-Looking Information
This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. These statements are indicated by words such as “expect,” “estimate” or similar expressions. In particular, this Current Report on Form 8-K contains forward-looking statements about management estimates of the charges and cash expenditures expected to be incurred in connection with the transfer of seat production from the Piedmont, Alabama facility and the nature of charges to be incurred. These statements are based upon information available to management as of the date hereof. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including, but not limited to, higher than expected closure expenses, a delay in implementation of the closure and other risks and uncertainties described in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	A copy of the presentation for use during the BAML Conference and non-deal roadshows on November 29, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

November 28, 2016	By:	/s/ C. Timothy Trenary
	Name:	C. Timothy Trenary
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	A copy of the presentation for use during the BAML Conference and non-deal roadshows on November 29, 2016